Exhibit 10.3

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (“Amendment”) is entered into this 8th day of February, 2011, by and between Motor City Drive, LLC (“Landlord”) and Technest Holdings, Inc. and Genex Technologies, Inc. (collectively referred to as “Tenant”).

WHEREAS, the parties have previously entered into an Office Lease Agreement dated December 26, 2005, dealing with property located at 10411 Motor City Drive, Suite 650, Bethesda, MD 20817 (the “Lease”),

NOW, THEREFORE, in consideration of the promises and mutual covenants and understandings of each of the parties, the parties hereby covenant and agree as follows, all as of the effective date hereof.

1.  Section 2A.of the Lease is hereby amended so that the Term shall end on December 31, 2011. The monthly installment of the Base Rental for the remainder of the Term is $16,052.52.

2.  All other provisions of the Lease are hereby restated and incorporated in this Amendment.

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IN WITNESS WHEREOF, the respective parties have hereunto set their hands and seals or caused these presents to be duly signed and sealed on their behalf the day and year first above written.

LANDLORD:
Motor City Drive, LLC
/s/ Arvin Malkani
Vice President
Date: February 8, 2011
TENANTS:
Technest Holdings, Inc.
/s/ Gino M. Pereira
By: Gino M. Pereira
Chief Executive Officer
Date: February 8, 2011

Genex Technologies, Inc.

/s/ Gino M. Pereira
By: Gino M. Pereira
Chief Executive Officer
Date: February 8, 2011